Oppenheimer Flexible Strategies Fund

Supplement dated June 16, 2015 to the

Prospectus and Statement of Additional Information

This supplement amends the Prospectus and Statement of Additional Information ("SAI") of Oppenheimer Flexible Strategies Fund (the "Fund"), each dated February 27, 2015, and is in addition to any other supplement(s).

Effective as of August 3, 2015:

The Fund will change its name to "Oppenheimer Fundamental Alternatives Fund." All references to "Oppenheimer Flexible Strategies Fund" are replaced by references to "Oppenheimer Fundamental Alternatives Fund."

June 16, 2015	PS0236.037